                     FIRST AMENDMENT TO CREDIT AGREEMENT


     This first amendment to credit agreement (this "Amendment") is made and entered into as of June 29, 1998, by and among U. S. BANK NATIONAL ASSOCIATION, a national banking association ("U. S. Bank"), and MACKIE DESIGNS INC., a Washington corporation ("Borrower").

                               R E C I T A L S:

     A. On or about June 18, 1998, U. S. Bank and Borrower entered into that certain credit agreement (together with all amendments, supplements, exhibits, and modifications thereto, the "Credit Agreement") whereby U. S. Bank agreed to extend certain credit facilities to Borrower.

     B. Borrower have requested U. S. Bank to increase the amount of the Acquisition Loan to $14,000,000. The purpose of this Amendment is to set forth the terms and conditions upon which U. S. Bank will grant Borrower's requests.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein, the parties agree as follows:

ARTICLE I.  AMENDMENT

     The Credit Agreement, as well as all of the other Loan Documents, are hereby amended as set forth herein. Except as specifically provided for herein, all of the terms and conditions of the Credit Agreement and each of the other Loan Documents shall remain in full force and effect throughout the terms of the Loans, as well as any extensions or renewals thereof.

ARTICLE II.  DEFINITIONS

     As used herein, capitalized terms shall have the meanings given to them in the Credit Agreement, except as otherwise defined herein, or as the context otherwise requires.

ARTICLE III.  INCREASE IN ACQUISITION LOAN

3.1  INCREASE

     Section 3.1(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

FIRST AMENDMENT TO CREDIT AGREEMENT
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          (b)  "Acquisition Loan Commitment" means the sum of (i) $14,000,000, less (ii) on an aggregate basis, on September 30 of each year (commencing September 30, 1999), an amount equal to the amount of the initial Funding under clause (i) divided by seven, and less (iii) the aggregate amount of all Disposition Payments.

3.2  RENEWAL REVOLVING NOTE

     Concurrently with the execution of this Amendment, Borrower shall execute and deliver to U. S. Bank a renewal promissory note in the form attached hereto as Exhibit A ("Renewal Acquisition Note") which shall continue to evidence the Acquisition Loan. The Acquisition Note and all previous renewals thereof shall be marked "Renewed" and retained by U. S. Bank until the Acquisition Loan is paid in full and U. S. Bank's commitment to advance Fundings thereunder is terminated.

ARTICLE IV.  CONDITIONS PRECEDENT

     The modifications set forth in this Amendment shall not be effective unless and until the following conditions have been fulfilled to U. S. Bank's satisfaction:

     (a) U. S. Bank shall have received this Amendment and the Renewal Acquisition Note, duly executed and delivered by the parties hereto.

     (b) There shall not exist any Default or Event of Default under the Credit Agreement or any other Loan Document.

     (c) All representations and warranties of Borrower contained in the Credit Agreement or otherwise made in writing in connection therewith or herewith shall be true and correct and in all material respects have the same effect as though such representations and warranties had been made on and as of the date of this Amendment.

ARTICLE V.  GENERAL PROVISIONS

5.1  REPRESENTATIONS AND WARRANTIES

     Borrower hereby represent and warrant to U. S. Bank that as of the date of this Amendment, there exists no Default or Event of Default. All representations and warranties of Borrower contained in the Credit Agreement and the Loan Documents, or otherwise made in writing in connection therewith, are true and correct as of the date of this Amendment. Borrower acknowledge and agree that all of Borrower's Indebtedness to U. S. Bank is payable without offset, defense, or counterclaim.


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5.2  SECURITY

     All Loan Documents evidencing U. S. Bank's security interest in the Collateral shall remain in full force and effect, and shall continue to secure, without change in priority, the payment and performance of the Loans, as amended herein, and any other Indebtedness owing from Borrower to U. S. Bank.

5.3  GUARANTY

     The parties hereto agree that the Guaranty shall remain in full force and effect and continue to guarantee the repayment of the Loans to U. S. Bank as set forth in such Guaranty.

5.4  PAYMENT OF EXPENSES

     Borrower shall pay on demand all costs and expenses of U. S. Bank incurred in connection with the preparation, negotiation, execution, and delivery of this Amendment, including, without limitation, reasonable attorneys' fees incurred by U. S. Bank.

5.5  SURVIVAL OF CREDIT AGREEMENT

     The terms and conditions of the Credit Agreement and each of the other Loan Documents shall survive until all of Borrower's obligations under the Credit Agreement are satisfied in full.

5.6  COUNTERPARTS

     This Amendment may be executed in one or more counterparts, each of which shall constitute an original agreement, but all of which together shall constitute one and the same agreement.

5.7  STATUTORY NOTICE

     ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.


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     IN WITNESS WHEREOF, U. S. Bank and Borrower have caused this Amendment to be duly executed by their respective duly authorized signatories as of the date first above written.

                                        MACKIE DESIGNS INC.


                                        By
                                           -----------------------------------
                                        Title
                                              --------------------------------


                                        U. S. BANK NATIONAL ASSOCIATION

                                        By
                                          ------------------------------------
                                             Ann B. Caldwell
                                             Vice President


              REAFFIRMATION OF GUARANTY AND COLLATERAL DOCUMENTS

     The undersigned hereby: (a) acknowledges that it has read the foregoing First Amendment to Credit Agreement, (b) reaffirms its obligations under the Guaranty and the Security Agreement and other collateral documents evidencing security interests granted by the undersigned to U. S. Bank to secure the obligations of Borrower to U. S. Bank, (c) agrees that its Guaranty guarantees and its Security Agreement secures the repayment of the Loans, as amended by the foregoing First Amendment to Credit Agreement, and (d) acknowledges that its obligations pursuant to its Guaranty and the Security Agreement are enforceable without defense, offset, or counterclaim.

                                        MACKIE DESIGNS MANUFACTURING INC.

                                        By
                                          ------------------------------------
                                        Title
                                              --------------------------------


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